UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2004

ROANOKE ELECTRIC STEEL CORPORATION
(Exact name of Registrant as specified in its charter)

Virginia	0-2389	54-0585263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

102 Westside Blvd., N.W., Roanoke, Virginia 24017
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (540) 342-1831

Item 5.	Other Events

On June 24, 2004, Roanoke Electric Steel Corporation issued a news release reporting that T. Joe Crawford has been elected President/Chief Operating Officer of Roanoke Electric Steel Corporation effective immediately. A copy of the news release is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits
(c)	Exhibits

	Exhibit No.	Description
	99.1	News Release of Roanoke Electric Steel Corporation, issued June 24, 2004

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Roanoke Electric Steel Corporation

By: /s/ Donald G. Smith
Donald G. Smith
Chairman and Chief Executive Officer

Dated: June 28, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	News Release of Roanoke Electric Steel Corporation, issued June 24, 2004